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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 2001


                                   ----------


                              CHASE INDUSTRIES INC.
             (Exact name of Registrant as specified in its charter)



        DELAWARE                        1-13394                51-0328047
     (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  14212 COUNTY ROAD M-50
      MONTPELIER, OHIO                                            43543
   (Address of principal                                        (Zip code)
     executive offices)

       Registrant's telephone number, including area code: (419) 485-3193

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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
         This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K ("Form 8-K") filed January 26, 2001, by Chase Industries Inc. (the "Company") with the Securities and Exchange Commission (the "Commission").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

          99.1 - Press release, dated January 29, 2001.

ITEM 9. REGULATION FD DISCLOSURE.

     A. Company Projections

         On January 29, 2001, Chase Acquisition Corporation ("Purchaser") and Court Square Capital Limited ("Court Square" and, together with Purchaser, the "Purchaser Parties") filed with the Commission Amendment No. 3 to the Purchaser Parties' Schedule TO dated January 2, 2001 ("Amendment No. 3"). The Purchaser Parties filed Amendment No. 3 in connection with the Purchaser Parties' unsolicited tender offer to purchase up to 2,300,000 shares of the Company's common stock. As described in Amendment No. 1 to the Company's Schedule 14D-9 filed with the Commission on January 25, 2001, and the Form 8-K, the Company provided certain materials to the Purchaser Parties, including without limitation financial information about the Company that had not previously been disclosed (the "Company Projections"), under terms of a confidentiality letter agreement by and among the Company and the Purchaser Parties (the "Confidentiality Agreement"). Under the terms of the Confidentiality Agreement, the Purchaser Parties may disclose the Company Projections to the extent they are obligated to do so by federal securities laws. Accordingly, on the purported basis that they are obligated to disclose certain Company Projections by federal securities laws, the Purchaser Parties have disclosed the following Company Projections in Amendment No. 3:

CONSOLIDATED FINANCIAL SUMMARY

                                                    HISTORICAL FYE 12/31,                 PROJECTED FYE 12/31,
                                         -----------------------------------  -----------------------------------------------
($ in millions, except per share data)    1997     1998     1999    2000(1)   2001     2002       2003       2004        2005
                                          ----     ----     ----    -------   ----     ----       ----       ----        ----
INCOME STATEMENT DATA
Revenues
 Case 1                                  $487.8   $433.4   $391.5   $401.0   $385.9    $415.4    $449.2     $482.7      510.9
 Case 2                                                              401.0    385.9     414.5     441.7      468.7      496.0

EBITDA
 Case 1(2) (3)                             53.0     46.3     43.7     42.9     36.0      39.3      52.8       64.8       71.1
 Case 2                                                               42.9     36.0      38.4      45.5       51.1       56.7

EBIT
 Case 1(2)                                 43.1     35.4     32.1     30.3     23.2      24.5      37.4       48.9       54.8
 Case 2                                                               30.3     23.2      23.6      30.1       35.3       40.4

Net Income
 Case 1(4)                                 23.8     20.0     19.2     17.9     14.2      15.3      24.5       33.2       38.8
 Case 2                                                               17.9     14.2      14.8      19.8       24.4       29.1

Diluted EPS
 Case 1                                  $ 1.54   $ 1.28   $ 1.25   $ 1.17   $ 0.92    $ 1.00    $ 1.59     $ 2.16       2.53
 Case 2                                                               1.17     0.92      0.96      1.29       1.58       1.89

CASH FLOW DATA
Capital Expenditures
 Case 1                                    15.8     15.2     34.9     19.8     50.6       9.6       8.9        6.0        9.5
 Case 2                                                               19.8     50.6       9.6       8.9        6.0        9.5

--------------------
(1) Estimate as of January 5, 2001; see Item 9.B. below for actual 2000 results.

(2) Excludes pre-tax lower of cost-or-market inventory writedowns of $6.8 million and $0.9 million in 1998 and 1999, respectively.

(3) Includes all expenses related to synthetic lease, including amortization of $1.2 million for all years presented.

(4) Excludes after-tax lower of cost-or-market inventory writedowns of $4.2 million and $0.6 million in 1998 and 1999, respectively.

CASE 1 FORECAST

                                                    HISTORICAL FYE 12/31,                 PROJECTED FYE 12/31,
                                         -----------------------------------  ----------------------------------------------
($ in millions, except per share data)   1997      1998     1999    2000(1)   2001     2002       2003       2004       2005
                                         ----      ----     ----    --------  ----     ----       ----       ----       ----
CBCC
Revenues                                $332.3    $287.9    $268.3   $286.0   $278.0   $304.0    $333.2     $362.4     $386.1
 Growth                                     --     (13.4)%    (6.8)%    6.6%    (2.8)%    9.4%      9.6%       8.8%       6.5%

EBITDA(2)(4)                              40.3      37.3      38.4     37.8     27.7     32.1      44.7       56.3       62.1
 Margin                                   12.1%     13.0%     14.3%    13.2%    10.0%    10.6%     13.4%      15.5%      16.1%
 Growth                                     --      (7.4)%     2.9%    (1.5)%  (26.7)%   15.9%     39.1%      25.9%      10.3%

EBIT(2)                                   35.3      31.6      32.1     31.1     20.6     22.9      35.1       46.4       52.0
 Margin                                   10.6%     11.0%     12.0%    10.9%     7.4%     7.5%     10.5%      12.8%      13.5%
 Growth                                     --     (10.5)%     1.6%    (3.0)%  (33.8)%   11.2%     53.1%      32.2%      12.1%

Capital Expenditures                      11.6      11.5      31.1     17.5     48.6      8.1       7.4        4.5        8.0

Leavitt
Revenues                                $155.4    $145.6    $123.2   $115.0   $107.9   $111.4    $116.0     $120.3     $124.8
 Growth                                     --      (6.4)%   (15.4)%   (6.7)%   (6.2)%    3.2%      4.1%       3.7%       3.7%

EBITDA(3)                                 12.8       9.6       7.2      5.1      8.3      7.2       8.1        8.5        9.0
 Margin                                    8.2%      6.6%      5.8%     4.4%     7.7%     6.5%      7.0%       7.1%       7.2%
 Growth                                     --     (25.0)%   (25.0)%  (29.4)%   63.2%   (13.3)%    12.5%       4.9%       5.9%

EBIT(3)                                    7.9       4.5       1.7     (0.8)     2.6      1.6       2.3        2.5        2.8
 Margin                                    5.1%      3.1%      1.4%    (0.7)%    2.4%     1.4%      2.0%       2.1%       2.2%
 Growth                                     --     (43.0)%   (62.2)% (148.5)%     NM    (38.5)%    43.7%       8.7%      12.0%

Capital Expenditures                       4.2       3.7       3.8      2.3      2.0      1.5       1.5        1.5        1.5

----------------
(1) Estimate as of January 5, 2001; see Item 9.B. below for actual 2000 results.

(2) Excludes pre-tax lower of cost-or-market inventory writedowns of $3.2 million in 1998.

(3) Excludes pre-tax lower of cost-or-market inventory writedowns of $3.6 million and $0.9 million in 1998 and 1999, respectively.

(4) Includes all expenses related to synthetic lease, including amortization of $1.2 million for all years presented.

     CASE 2 FORECAST

                                                    HISTORICAL FYE 12/31,                 PROJECTED FYE 12/31,
                                         -----------------------------------  ----------------------------------------------
($ in millions, except per share data)   1997      1998     1999    2000(1)   2001     2002       2003       2004       2005
                                         ----      ----     ----    -------   ----     ----       ----       ----       ----
CBCC
Revenues                               $332.3   $287.9   $268.3    $286.0   $278.1   $303.1     $325.7     $348.4     $371.2
 Growth                                    --    (13.4)%   (6.8)%     6.6%    (2.8)%    9.0%       7.5%       7.0%       6.6%

EBITDA(2)(4)                             40.3     37.3     38.4      37.8     27.7     31.2       37.4       42.6       47.7
 Margin                                  12.1%    13.0%    14.3%     13.2%    10.0%    10.3%      11.5%      12.2%      12.9%
 Growth                                    --     (7.4)%    2.9%     (1.5)%  (26.7)%   12.5%      20.0%      14.0%      11.9%

EBIT(2)                                  35.3     31.6     32.1      31.1     20.6     22.0       27.8       32.8       37.6
 Margin                                  10.6%    11.0%    12.0%     10.9%     7.4%     7.2%       8.5%       9.4%      10.1%
 Growth                                    --    (10.5)%   1.60%     (3.0)%  (33.8)%    6.6%      26.6%      17.9%      14.9%

Capital Expenditures                     11.6     11.5     31.1      17.5     48.6      8.1        7.4        4.5        8.0

Leavitt
Revenues                               $155.4   $145.6   $123.2    $115.0   $107.9   $111.4     $116.0     $120.3     $124.8
 Growth                                    --     (6.4)%  (15.4)%    (6.7)%   (6.2)%    3.2%       4.1%       3.7%       3.7%

EBITDA(3)                                12.8      9.6      7.2       5.1      8.3      7.2        8.1        8.5        9.0
 Margin                                   8.2%     6.6%     5.8%      4.4%     7.7%     6.5%       7.0%       7.1%       7.2%
 Growth                                    --    (25.0)%  (25.0)%   (29.4)%   63.2%   (13.3)%     12.5%       4.9%       5.9%

EBIT(3)                                   7.9      4.5      1.7      (0.8)     2.6      1.6        2.3        2.5        2.8
 Margin                                   5.1%     3.1%     1.4%     (0.7)%    2.4%     1.4%       2.0%       2.1%       2.2%
 Growth                                    --    (43.0)%  (62.2)%   (148.5)%    NM    (38.5)%     43.7%       8.7%      12.0%

Capital Expenditures                      4.2      3.7      3.8       2.3      2.0      1.5        1.5        1.5        1.5

---------------
(1) Estimate as of January 5, 2001; see Item 9.B. below for actual 2000 results.

(2) Excludes pre-tax lower of cost-or-market inventory writedowns of $3.2 million in 1998.

(3) Excludes pre-tax lower of cost-or-market inventory writedowns of $3.6 million and $0.9 million in 1998 and 1999, respectively.

(4) Includes all expenses related to synthetic lease, including amortization of $1.2 million for all years presented.

         The Case 1 forecasts related to Chase Brass & Copper Company ("CBCC") assume that consumption of brass rod in the U.S. and Canada grows at a compound annual rate of 3.5%. Between 1990 and 1998, U.S. and Canada brass rod consumption grew at a compound annual rate of 5%, while the gross domestic product (GDP) averaged 3%. 2001 demand is projected to decline due to the softening economy, with recovery assumed in the second half of 2001, based on projected stronger residential housing and remodeling and a generally improving economy. Unit profit margins are also projected to decline in 2001 due to lower prices and higher energy costs, with recovery expected to begin in 2002.

         The Company anticipates that Phase III of Project 400, CBCC's multi-year project to expand brass rod production capacity to in excess of 400 million pounds, will be operational by the end of the first quarter of 2002. CBCC's additional production capacity is expected to become operational as the economy is expected to recover and brass rod demand increases. Capital cost of Phase III is estimated to be $50 million and is part of a $92 million total expansion program, with Phase I and II completed and operational during 1998 and 2000, respectively. Project 400 provides the infrastructure to expand capacity to in excess of 500 million pounds with relatively modest additional capital investment.

         The Case 2 forecasts related to CBCC assume that consumption of brass rod in the U.S. and Canada grows at a compound annual rate of 2.2%, which was the compound annual growth rate for the period between 1980 and 2000. Under these assumptions, unit margins and EBITDA are projected to be lower due to the additional price competition of the industry.

         Under both Case 1 and Case 2 forecasts for Leavitt Tube Company ("Leavitt"), Leavitt shipments of steel tubing are projected to remain under pressure for 2001 due to the very competitive market environment, approximately equal to 2000 shipments. From 2002 through 2005, the Company projects Leavitt's shipments to increase by 3.5% per annum, equal to projected GDP growth. Market prices for flat-rolled steel, Leavitt's primary raw material, currently are very low as a result of weak demand and competition from imports. As a result, Leavitt has been able to increase unit margins during fourth quarter 2000 and the Company is projecting Leavitt to maintain the higher margins in 2001, with a projected return to more typical levels in 2002-05. The impact of projected higher unit margins in 2001 results in a projected increase in EBITDA (as defined below). A decrease from 2001 EBITDA levels is projected in 2002, as flat-rolled steel prices are projected to increase to more typical levels, offset partially by higher projected shipments. In addition, the free cash flow for Leavitt Tube (prior to capital expenditures) is expected to be in excess of $14.5 million for calendar year 2001.

         For purposes of the Company Projections, "EBITDA" is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a widely accepted financial indicator of a company's ability to service and/or incur indebtedness. However, EBITDA is not a financial measure determined under generally accepted accounting principles and should not be considered as an alternative to net income as a measure of operating results or to cash flows from operating activities as a measure of funds available for discretionary or other liquidity purposes. "EBIT" is defined as earnings before interest and taxes.

         THE COMPANY DOES NOT, AS A MATTER OF COURSE, DISCLOSE PROJECTIONS AS TO FUTURE REVENUES, EARNINGS OR OTHER INCOME STATEMENT DATA AND THE COMPANY PROJECTIONS PROVIDED TO COURT SQUARE AND PURCHASER WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE. ALTHOUGH THE COMPANY PROJECTIONS WERE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND COMPANY ACCOUNTING PRACTICES, THEY WERE NOT PREPARED WITH A VIEW TO COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION, WHICH WOULD REQUIRE A MORE COMPLETE PRESENTATION OF THE DATA THAN THAT WHICH WAS PROVIDED TO COURT SQUARE AND PURCHASER. THE COMPANY PROJECTIONS PROVIDED TO COURT SQUARE AND PURCHASER HAVE NOT BEEN EXAMINED, REVIEWED OR COMPILED BY THE COMPANY'S INDEPENDENT AUDITORS AND, ACCORDINGLY, THEY HAVE NOT EXPRESSED AN OPINION OR ANY OTHER ASSURANCE ON SUCH PROJECTIONS. BECAUSE THE ESTIMATES AND ASSUMPTIONS UNDERLYING THE COMPANY PROJECTIONS ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND ARE BEYOND THE CONTROL OF THE COMPANY, THERE CAN BE NO ASSURANCE THAT RESULTS SET FORTH IN THE COMPANY PROJECTIONS WILL BE REALIZED AND IT IS EXPECTED THAT THERE WILL BE DIFFERENCES BETWEEN ACTUAL AND PROJECTED RESULTS AND ACTUAL RESULTS MAY BE MATERIALLY HIGHER OR LOWER THAN THOSE SET FORTH IN THE COMPANY PROJECTIONS.

         THE COMPANY PROJECTIONS CONTAIN FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY THAT INVOLVE RISKS AND UNCERTAINTIES. ALL INFORMATION CONTAINED IN THE COMPANY PROJECTIONS, OTHER THAN INFORMATION OF HISTORICAL FACTS, INCLUDING INFORMATION REGARDING THE COMPANY'S FUTURE FINANCIAL PERFORMANCE, BUSINESS STRATEGY, BUDGETS, PROJECTED SHIPMENTS, COSTS AND UNIT MARGINS AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING, AMONG OTHER THINGS:

o        SUPPLY AND DEMAND FOR THE COMPANY'S PRODUCTS;

o        COMPETITIVE PRODUCT AND PRICING PRESSURES;

o        ABILITY TO MAINTAIN CURRENT LEVELS OF MANUFACTURING OPERATIONS;

o        CHANGES IN INDUSTRY LAWS AND REGULATIONS;

o GENERAL ECONOMIC AND INDUSTRY CONDITIONS IN THE END-USE MARKETS FOR THE COMPANY'S PRODUCTS;

o        EFFECT OF FLUCTUATIONS IN FOREIGN CURRENCY RATES;

o        ABILITY TO SUCCESSFULLY IMPLEMENT THE COMPANY'S CAPACITY EXPANSION
         PROGRAMS; AND

o OTHER RISKS AND UNCERTAINTIES AS DESCRIBED IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, FORM 10-Qs FOR THE QUARTERS ENDED MARCH 31, JUNE 30 AND SEPTEMBER 30, 2000, AND OTHER REPORTS FILED BY THE COMPANY WITH THE COMMISSION AFTER SEPTEMBER 30, 2000.

         IN LIGHT OF THESE RISKS, UNCERTAINTIES AND ASSUMPTIONS, THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE REFLECTED, ANTICIPATED OR IMPLIED IN THE COMPANY PROJECTIONS.

B.   YEAR END 2000 FINANCIAL RESULTS

         On January 29, 2001, the Company issued a press release announcing financial results of the Company for the year ended December 31, 2000. A copy of the Company's press release dated January 29, 2001, is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CHASE INDUSTRIES INC.



                                  By:  /s/ Michael T. Segraves
                                     -------------------------------------------
                                           Michael T. Segraves
                                           Chief Financial Officer


Date:    January 29, 2001

                                 EXHIBIT INDEX

Exhibit                                 Description
-------                                 -----------
 99.1                         Press release, dated January 29, 2001.